UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2016

FTD Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive

Downers Grove, Illinois 60515

(Address of Principal Executive Offices) (ZIP Code)

Telephone: (630) 719-7800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On June 7, 2016, FTD Companies, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”).  At the 2016 Annual Meeting, the Company’s stockholders (i) re-elected four directors as Class III directors, each to hold office for a term to expire at the third annual meeting of stockholders following his or her election until his or her successor is duly elected and qualified or until his or her earlier resignation or removal, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iv) voted, on an advisory basis, in favor of every three years as the frequency of future advisory votes on executive compensation.  Each of these proposals is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 27, 2016.

The matters voted upon at the 2016 Annual Meeting and the results of the votes are as follows:

Proposal One: Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
Robert S. Apatoff	25,115,678	367,797	1,498,159
Robert Berglass	25,089,402	394,073	1,498,159
Sue Ann R. Hamilton	25,114,162	369,313	1,498,159
Christopher W. Shean	24,482,565	1,000,910	1,498,159

Proposal Two: Ratification of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
26,944,173	24,668	12,793

Proposal Three: Advisory Approval of the Compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,395,204	4,074,478	13,793	1,498,159

Proposal Four: Advisory Recommendation Regarding the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
11,002,311	12,003	14,458,779	10,382	1,498,159

In accordance with the stockholders’ recommendation, and consistent with the recommendation set forth in the proxy statement for the 2016 Annual Meeting, the Company’s Board of Directors has determined that an advisory vote on the compensation of the Company’s named executive officers will be conducted every three years, until the next stockholder advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.

Dated:	June 9, 2016	By:	/s/ Becky A. Sheehan
			Name:	Becky A. Sheehan
			Title:	Executive Vice President and Chief Financial Officer